Supplement to the
Fidelity® Select Portfolios®
April 29, 2004
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page 78.

Matthew Friedman is manager of Chemicals Portfolio, Cyclical Industries Portfolio, Energy Portfolio, and Natural Resources Portfolio, which he has managed since May 2004, May 2004, June 2004, and June 2004, respectively. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

Charles Hebard is manager of Insurance Portfolio, which he has managed since June 2004. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Hebard was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

Robert Lee is manager of Food and Agriculture Portfolio, which he has managed since June 2004. Mr. Lee joined Fidelity Investments as a research analyst in 2001, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Lee was a financial analyst for Adshel Inc. from 1998 to 2000.

Nathan Strik is manager of Energy Services Portfolio, which he has managed since June 2004. Mr. Strik joined Fidelity Investments as a research analyst in 2002, after receiving an MBA from Stanford University Graduate School of Business. Previously, Mr. Strik was a consultant with The Boston Consulting Group from 1998 to 2000.

SEL-04-06 June 7, 2004
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